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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 25, 2003
         --------------------------------------------------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                    13-0853260
   -----------------------------------             -----------------------------
      (STATE OR OTHER JURISDICTION                       (I.R.S. EMPLOYER
            OF INCORPORATION)                         IDENTIFICATION NUMBER)

             115 RIVER ROAD
          EDGEWATER, NEW JERSEY                                07020
   -----------------------------------                    --------------
          (ADDRESS OF PRINCIPAL                             (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          -------------------


--------------------------------------------------------------------------------
                                     -----
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 9.  REGULATION FD DISCLOSURE.

On March 25, 2003, Hanover Direct, Inc. (the "Company") issued a press release announcing operating results for the 52 weeks ended December 28, 2002. A copy of such press release is furnished under this Form 8-K pursuant to Regulation FD.


EXHIBITS

Exhibit 20.1 Press Release dated March 25, 2003, announcing operating results for the 52 weeks ended December 28, 2002.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HANOVER DIRECT, INC.
                                          --------------------------------------
                                                     (Registrant)

March 25, 2003                            By:       /s/ Edward M. Lambert
                                          --------------------------------------
                                          Name:     Edward M. Lambert
                                          Title:    Executive Vice President and
                                                    Chief Financial Officer